UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22789

Morgan Stanley Alternative Investment Partners
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	March 31, 2014

Date of reporting period:	March 31, 2014

Item 1 - Report to Shareholders

ALTERNATIVE INVESTMENT PARTNERS

AIP Series Trust

AIP Dynamic Alternative Strategies Fund

Annual Report

March 31, 2014

AIP Series Trust

Annual Report — March 31, 2014

Table of Contents

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Trustee and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by the prospectus of the AIP Dynamic Alternative Strategies Fund. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectus carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

AIP Series Trust

Annual Report — March 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in AIP Dynamic Alternative Strategies Fund performed during the period ended March 31, 2014.

Morgan Stanley AIP GP LP is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley AIP GP LP, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

April 2014

AIP Series Trust

Annual Report — March 31, 2014

Expense Example (unaudited)

AIP Dynamic Alternative Strategies Fund

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including sales charges (loads); and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended March 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/13	Actual Ending Account Value 3/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
AIP Dynamic Alternative Strategies Fund Class A	$1,000.00	$1,017.10	$1,017.35	$7.64	$7.64	1.52%
AIP Dynamic Alternative Strategies Fund Class C	1,000.00	1,013.30	1,013.71	11.29	11.30	2.25
AIP Dynamic Alternative Strategies Fund Class I	1,000.00	1,018.60	1,019.20	5.79	5.79	1.15
AIP Dynamic Alternative Strategies Fund Class IS	1,000.00	1,019.70	1,019.20	5.79	5.79	1.15

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 182/365 (to reflect the most recent one-half year period).

**  Annualized.

AIP Series Trust

Annual Report — March 31, 2014

Investment Overview (unaudited)

AIP Dynamic Alternative Strategies Fund

The AIP Dynamic Alternative Strategies Fund (the "Fund") seeks long-term capital appreciation with an emphasis on absolute (i.e., positive) returns and controlling downside risk.

Performance

For the period from inception on April 30, 2013 through March 31, 2014, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of -0.07%. The Fund's Class I shares underperformed against its benchmarks, the Citigroup 3-Month Treasury Bill Index (the "Index"), which returned 0.04%, and the Customized Allocation Index (comprised of 30% S&P 500® Total Return Index and 70% Barclays Capital U.S. Aggregate Total Return Index), which returned 4.83%.

Factors Affecting Performance

•  Key themes affecting the investment environment and Fund's performance during the reporting period included the tapering of the Federal Reserve's (Fed) quantitative easing program, the slowdown in China's economy, a readjustment in emerging market economies, and volatility in the commodity markets.

•  During 2013, the Fed indicated its position to potentially start tapering the pace of its bond purchases within the year. Fed members were concerned about the unintended risks of "low for long" monetary policy, and they appeared equally concerned about the number of underemployed and long-term unemployed Americans. Over the course of 2013, uncertainty about when the tapering would begin caused volatility in the markets. Equity, fixed income, and commodities markets sold off in May, June, and August in anticipation of the end of easy money and potentially the start of monetary tightening. Fed tapering commenced in December, but the Fed stressed that it expected to remain accommodative while the economy continued to recover. Markets ultimately interpreted the Fed's decision to taper as an indication of the strength of the economy and the Fed's decision to wait on tightening as indication that inflation had yet to threaten the system. Markets enjoyed this period of modest growth with low inflation, and the Fund's internal hedge fund replication, long/short developed equity, and macro strategies benefited. The Fund's exposure to high yield credit, senior loans and convertible bonds also did well in this environment. However, due to the market's concern about rising interest rates, real estate investment trusts (REITs) and mortgage-backed securities (MBS) declined in the broad market. While the Fund's investment in REITs posted a loss for the period, its MBS position performed positively.

•  In contrast to signs of growth in the U.S., Chinese economic growth slowed in 2013 to the lowest level since 1999, expanding 7.7% for the year+. China is the world's second largest economy and the largest consumer of emerging market exports, namely commodities. A marked slowdown in China would obviously have a significant impact on emerging countries with commodity dependent economies. Additionally, China's economic reforms, potential credit crunch, efforts to curb pollution, and other issues have started to affect earnings of companies with exposure to China. As a result, emerging market equities posted losses over the reporting period. However, as investors withdrew money from emerging markets, they rotated into frontier markets, where they perceived the relative stability and growth to be more attractive. As a result, frontier markets rallied during the course of the period.

•  In response to both the China slowdown and Fed tapering, emerging market economies experienced a period of adjustment. Investors rotated out of emerging market assets across equity, fixed income, and currency (FX) markets as the onset of Fed tapering meant the end of easy and cheap money that had flowed into the emerging markets over the past few years. Further, speculation of monetary tightening by the Fed drove U.S. Treasury yields higher and strengthened the U.S. dollar for a period of time, spurring the sell-off and readjustment in emerging market currencies. Finally, stable and/or rising commodity prices had sustained emerging market growth over the past few years. However, a reversal in commodity prices during the period also adversely affected emerging markets' growth. In addition to these external influences, country-specific internal and domestic troubles further contributed to a sell-off in emerging market debt denominated in hard currency and in local currencies.

+  Source: FactSet

AIP Series Trust

Annual Report — March 31, 2014

Investment Overview (unaudited) (cont'd)

AIP Dynamic Alternative Strategies Fund

•  Commodity markets experienced periods of volatility and steep declines throughout the period, due to the China slowdown, U.S. dollar strengthening, and political tensions in Russia and Ukraine. However, over the period overall, commodity markets posted positive returns. Implementation of the Fund's commodity strategy is managed through futures contracts and implementation decisions have resulted in some underperformance relative to the broad asset class.

•  The Fund employs various non-traditional strategies executed through the use of futures and options. Over the course of the period, the Fund had implemented a long/short volatility strategy, Foreign Exchange (FX) carry strategy, and a value/growth strategy. These strategies are all implemented through the use of futures and forwards and were initiated within the Fund at different times. As such, from strategy initiation to the end of the reporting period, long/short volatility and value/growth spread have been detractors from Fund performance, while FX carry contributed positively.

•  Finally, as part of the Fund's investment mandate, we seek to manage market exposure so that the Fund can provide meaningful diversification benefits when added to a portfolio of equities and bonds. We specifically seek to manage the overall portfolio beta, or its sensitivity to market movements, to help protect it against substantial market corrections. We aim to maintain a low traditional beta exposure to equities for the portfolio as a whole. Beta management is done through a hedging strategy using futures. Over the period, the strategy detracted from performance due to the S&P 500 Index's strong performance.

Management Strategies

•  Positioning for the Fund over the course of the period has been constructive on assets that we believe could benefit from economic growth. The Fund overweighted equity-related strategies (such as the internal hedge fund replication strategy, internal listed private equity, listed infrastructure, long/short equity allocation, and frontier equity) and convertible asset classes. These decisions benefited performance during the period. In contrast, the Fund underweighted investments with greater interest rate sensitivity such as emerging market debt and MBS. Year to date in 2014, we have maintained most of this positioning. However, we have rotated out of managers that we believe have high market beta exposures and into those with high active risk (taking positions that deviate from the benchmark in an attempt to outperform it), as we see the path to growth as a potentially volatile one, with intermittent periods of market pullback in response to disappointing periods of economic growth.

*  Minimum Investment for Class I shares.

**  Commenced Operations on April 30, 2013.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the Class I shares and will be impacted by applicable fees assessed to those classes.

AIP Series Trust

Annual Report — March 31, 2014

Investment Overview (unaudited) (cont'd)

AIP Dynamic Alternative Strategies Fund

Performance Compared to the Citigroup 3 month US T-Bill(1) and the Customized Allocation Index (comprised of 30% S&P 500® Total Return Index and 70% Barclays Capital US Aggregate Total Return Index)(2)

	Period Ended March 31, 2014 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Class A Shares w/o sales charges(4)	—	—	—	-0.32%
Class A Shares with maximum 5.50% sales charges(4)	—	—	—	-5.79
Class C Shares w/o sales charges(4)	—	—	—	-1.10
Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	-2.07
Class I Shares w/o sales charges(4)	—	—	—	-0.07
Class IS Shares w/o sales charges(4)	—	—	—	0.03
Citigroup 3 month US T-Bill	—	—	—	0.04
Customized Allocation Index (comprised of 30% S&P 500® Total Return Index and 70% Barclays Capital US Aggregate Total Return Index)	—	—	—	4.83

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  Citigroup 3 month US Treasury Bill Index tracks the performance of US Treasury bills with a remaining maturity of three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Customized Allocation Index is comprised of 30% S&P 500® Total Return Index (benchmark that measures the US equity market performance) and 70% Barclays Capital US Aggregate Total Return Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the "Adviser," Morgan Stanley AIP GP LP. Without such waivers and/or reimbursements, total returns would have been lower. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

(4)  Commenced operations on April 30, 2013.

(5)  For comparative purposes, since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

AIP Series Trust

Annual Report — March 31, 2014

Portfolio of Investments

AIP Dynamic Alternative Strategies Fund

	Shares	Value (000)
Common Stocks (35.5%)
Aerospace & Defense (0.3%)
GenCorp, Inc. (a)	1,195	$22
Spirit AeroSystems Holdings, Inc., Class A (a)	1,956	55
		77
Auto Components (0.2%)
Allison Transmission Holdings, Inc.	1,119	33
Lear Corp.	269	23
		56
Automobiles (0.5%)
General Motors Co.	3,300	114
Banks (1.6%)
Enterprise Financial Services Corp.	6,506	131
First Merchants Corp.	4,141	90
Horizon Bancorp	3,826	85
JPMorgan Chase & Co.	334	20
Metro Bancorp, Inc. (a)	4,214	89
		415
Beverages (0.2%)
Beam, Inc.	667	56
Capital Markets (5.0%)
American Capital Ltd. BDC (a)	7,328	116
Apollo Investment Corp. BDC	9,823	81
Ares Capital Corp. BDC	5,788	102
BlackRock Kelso Capital Corp. BDC	5,322	49
Blackstone Group LP	4,988	166
Fifth Street Finance Corp. BDC	5,166	49
Gladstone Capital Corp. BDC	3,073	31
Gladstone Investment Corp. BDC	3,317	27
Harris & Harris Group, Inc. BDC (a)	3,470	12
Hercules Technology Growth Capital, Inc. BDC	3,599	51
ICG Group, Inc. (a)	2,040	42
KCAP Financial, Inc. BDC	2,285	20
KKR & Co., LP BDC	5,084	116
Main Street Capital Corp. BDC	1,727	57
MCG Capital Corp. BDC	1,992	7
MVC Capital, Inc. BDC	2,388	32
NGP Capital Resources Co. BDC	2,995	20
PennantPark Investment Corp. BDC	3,243	36
Prospect Capital Corp. BDC	9,983	108
Safeguard Scientifics, Inc. (a)	1,373	30
Saratoga Investment Corp. BDC	245	4
Solar Capital Ltd. BDC	2,804	61
TICC Capital Corp. BDC	2,331	23
Triangle Capital Corp. BDC	1,042	27
		1,267
Chemicals (0.4%)
Air Products & Chemicals, Inc.	189	23
Monsanto Co.	760	86
		109
	Shares	Value (000)
Commercial Services & Supplies (0.1%)
ADT Corp. (The)	685	$21
Communications Equipment (0.5%)
Motorola Solutions, Inc.	346	22
Palo Alto Networks, Inc. (a)	1,421	98
		120
Diversified Consumer Services (0.7%)
H&R Block, Inc.	6,240	188
Diversified Financial Services (0.1%)
Compass Diversified Holdings	1,943	37
Diversified Telecommunication Services (1.7%)
8x8, Inc. (a)	23,852	258
inContact, Inc. (a)	16,837	161
		419
Electric Utilities (1.3%)
Brookfield Infrastructure Partners LP (Canada)	1,771	70
ITC Holdings Corp.	1,329	50
Northeast Utilities	1,732	79
Pepco Holdings, Inc.	4,016	82
UIL Holdings Corp.	1,484	54
		335
Energy Equipment & Services (0.2%)
Dresser-Rand Group, Inc. (a)	655	38
Gas Utilities (0.7%)
AGL Resources, Inc.	729	36
Atmos Energy Corp.	416	20
Laclede Group, Inc. (The)	542	26
New Jersey Resources Corp.	265	13
Northwest Natural Gas Co.	479	21
ONE Gas, Inc. (a)	178	6
Piedmont Natural Gas Co., Inc.	716	25
Southwest Gas Corp.	314	17
WGL Holdings, Inc.	479	19
		183
Health Care Equipment & Supplies (0.3%)
Abbott Laboratories	967	37
Alere, Inc. (a)	786	27
		64
Health Care Providers & Services (0.2%)
HCA Holdings, Inc. (a)	363	19
Tenet Healthcare Corp. (a)	712	31
		50
Health Care Technology (0.3%)
HealthStream, Inc. (a)	2,589	69
Household Durables (0.2%)
Mohawk Industries, Inc. (a)	79	11
Skullcandy, Inc. (a)	3,731	34
		45
Information Technology Services (0.5%)
Mastercard, Inc., Class A	1,719	128

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

Portfolio of Investments (cont'd)

AIP Dynamic Alternative Strategies Fund

	Shares	Value (000)
Internet & Catalog Retail (0.9%)
Amazon.com, Inc. (a)	379	$128
Priceline.com, Inc. (a)	90	107
		235
Internet Software & Services (4.7%)
Akamai Technologies, Inc. (a)	774	45
eBay, Inc. (a)	2,983	165
Equinix, Inc. (a)	459	85
Facebook, Inc., Class A (a)	2,380	143
Google, Inc., Class A (a)	60	67
LinkedIn Corp., Class A (a)	155	29
Marchex, Inc., Class B	11,932	126
Pandora Media, Inc. (a)	10,527	319
Rackspace Hosting, Inc. (a)	6,653	218
		1,197
Machinery (0.1%)
Timken Co. (The)	569	33
Media (1.2%)
Charter Communications, Inc., Class A (a)	998	123
Liberty Global PLC, Class A (a)	516	21
Liberty Global PLC Series C (a)	2,850	116
Sirius XM Holdings, Inc. (a)	12,803	41
Time Warner Cable, Inc.	79	11
		312
Metals & Mining (0.1%)
Handy & Harman Ltd. (a)	1,055	23
Multi-Utilities (1.5%)
CenterPoint Energy, Inc.	1,752	41
Consolidated Edison, Inc.	1,741	93
NiSource, Inc.	1,372	49
NorthWestern Corp.	873	41
PG&E Corp.	1,753	76
Sempra Energy	709	69
		369
Oil, Gas & Consumable Fuels (2.8%)
Cheniere Energy, Inc. (a)	660	37
Enbridge Energy Management LLC (a)	123	3
Enbridge, Inc. (Canada)	2,460	112
EnLink Midstream Partners LP	478	15
Kinder Morgan Management LLC (a)	248	18
Kinder Morgan, Inc.	2,038	66
ONEOK, Inc.	1,406	83
Pembina Pipeline Corp. (a)	2,159	82
SemGroup Corp., Class A	103	7
Spectra Energy Corp.	1,971	73
Targa Resources Corp.	85	8
TransCanada Corp.	2,564	117
Williams Cos., Inc. (The)	2,376	96
		717
Pharmaceuticals (1.3%)
Endo International PLC (a)	1,563	107
	Shares	Value (000)
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,649	$218
		325
Real Estate Investment Trusts (REITs) (0.8%)
American Tower Corp. REIT	1,395	114
Crown Castle International Corp.	1,045	77
		191
Real Estate Management & Development (0.1%)
Howard Hughes Corp. (The) (a)	237	34
Road & Rail (0.2%)
Canadian Pacific Railway Ltd. (Canada)	136	20
Hertz Global Holdings, Inc. (a)	676	18
		38
Semiconductors & Semiconductor Equipment (1.8%)
Marvell Technology Group Ltd.	7,429	117
Mellanox Technologies Ltd. (Israel) (a)	3,169	124
Micron Technology, Inc. (a)	9,242	219
		460
Software (0.8%)
Glu Mobile, Inc. (a)	19,962	95
Informatica Corp. (a)	2,027	76
Microsoft Corp.	551	23
Workday, Inc., Class A (a)	230	21
		215
Specialty Retail (0.2%)
AutoNation, Inc. (a)	902	48
Tech Hardware, Storage & Peripherals (1.4%)
Apple, Inc.	651	349
Textiles, Apparel & Luxury Goods (0.9%)
Carter's, Inc.	2,842	221
PVH Corp.	140	17
		238
Thrifts & Mortgage Finance (0.3%)
BankFinancial Corp.	7,840	78
Trading Companies & Distributors (0.1%)
United Rentals, Inc. (a)	240	23
Water Utilities (1.0%)
American States Water Co.	1,325	43
American Water Works Co., Inc.	2,390	109
Aqua America, Inc.	2,522	63
California Water Service Group	2,046	49
		264
Wireless Telecommunication Services (0.3%)
SBA Communications Corp., Class A (a)	854	77
Total Common Stocks (Cost $8,936)		9,017
Investment Companies/Mutual Funds (62.6%)
AQR Managed Futures Strategy Fund (a)	103,954	1,034
BlackRock Global Long/Short Credit Fund	24,099	262
BlackRock High Yield Portfolio	192,636	1,607
Calamos Market Neutral Income Fund	29,583	380

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

Portfolio of Investments (cont'd)

AIP Dynamic Alternative Strategies Fund

	Shares	Value (000)
Investment Companies/Mutual Funds (cont'd)
DWS RREEF Real Estate Securities Fund	54,218	$1,162
Eaton Vance Floating-Rate Advantaged Fund	60,943	680
Franklin Convertible Securities Fund	137,336	2,574
HSBC Frontier Markets Fund	41,338	596
Kayne Anderson Energy Development Co. BDC	954	30
MainStay Marketfield Fund	122,535	2,228
RBC BlueBay Emerging Market Corporate Bond Fund	68,825	684
Robeco Boston Partners Long/Short Research Fund (a)	154,230	2,261
TCW Emerging Markets Local Currency Income Fund	97,197	952
TCW Total Return Bond Fund	66,668	673
Templeton Frontier Markets Fund	44,504	809
Total Investment Companies/Mutual Funds (Cost $15,378)		15,932
	Shares	Value (000)
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $187)	186,651	$187
Total Investments (98.8%) (Cost $24,501) (b)		25,136
Other Assets in Excess of Liabilities (1.2%)		305
Net Assets (100.0%)		$25,441

(a)  Non-income producing security.

(b)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and a swap agreement.

BDC  Business Development Company.

REIT  Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at March 31, 2014:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank and Trust Co.	CHF	12	$13	5/15/14	USD	13	$13	$	(—	@)
State Street Bank and Trust Co.	CHF	72	81	5/15/14	USD	80	80		(1)
State Street Bank and Trust Co.	EUR	10	13	5/15/14	USD	13	13		(—	@)
State Street Bank and Trust Co.	EUR	59	81	5/15/14	USD	80	80		(1)
State Street Bank and Trust Co.	JPY	1,368	13	5/15/14	USD	13	13		—	@
State Street Bank and Trust Co.	JPY	8,208	80	5/15/14	USD	80	80		—	@
State Street Bank and Trust Co.	USD	80	80	5/15/14	AUD	89	82		2
State Street Bank and Trust Co.	USD	14	14	5/15/14	AUD	16	15		1
State Street Bank and Trust Co.	USD	94	94	5/15/14	EUR	68	94		—	@
State Street Bank and Trust Co.	USD	80	80	5/15/14	NOK	491	82		2
State Street Bank and Trust Co.	USD	13	13	5/15/14	NOK	82	13		—	@
State Street Bank and Trust Co.	USD	80	80	5/15/14	NZD	97	84		4
State Street Bank and Trust Co.	USD	14	14	5/15/14	NZD	17	15		1
			$656				$664		$8

Futures Contracts:

The Fund had the following futures contracts open at March 31, 2014:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
CBOE VIX	12	$197	Jun-14	$(9)
CBOE VIX	15	254	Jul-14	(14)
CBOE VIX	15	260	Aug-14	(6)
CBOE VIX	4	71	Sep-14	(1)
Russell 1000 Growth	7	608	Jun-14	(9)
S&P GSCI	9	1,460	Apr-14	12
Short:
CBOE VIX	30	(455)	Apr-14	29
CBOE VIX	10	(158)	May-14	4
Russell 1000 Value	7	(663)	Jun-14	(11)
S&P 500 E-Mini Index	43	(4,009)	Jun-14	(68)
				$(73)

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

Portfolio of Investments (cont'd)

AIP Dynamic Alternative Strategies Fund

Total Return Swap Agreement:

The Fund had the following total return swap agreement open at March 31, 2014:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (000)
JPMorgan Chase Bank NA	JPMorgan Capital Markets	$500	3 Month USD LIBOR minus 0.20%	Pay	3/26/15	$5

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

JPY  —  Japanese Yen

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Investment Companies/Mutual Funds	63.4%
Other*	31.6
Capital Markets	5.0
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $8,135,000 with net unrealized depreciation of approximately $73,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $8,000 and does not include open swap agreements with total unrealized appreciation of approximately $5,000.

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

AIP Dynamic Alternative Strategies Fund

Statement of Assets and Liabilities	March 31, 2014 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $24,314)	$24,949
Investment in Security of Affiliated Issuer, at Value (Cost $187)	187
Total Investments in Securities, at Value (Cost $24,501)	25,136
Receivable for Investments Sold	433
Receivable for Variation Margin on Futures Contracts	283
Due from Adviser	64
Prepaid Offering Costs	20
Dividends Receivable	17
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	10
Receivable for Portfolio Shares Sold	6
Unrealized Appreciation on Swap Agreements	5
Receivable from Affiliate	—	@
Other Assets	11
Total Assets	25,985
Liabilities:
Payable for Investments Purchased	505
Payable for Fund Shares Redeemed	11
Payable for Professional Fees	10
Payable for Custodian Fees	4
Payable for Distribution and Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	2
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	2
Payable for Administration Fees	2
Payable for Transfer Agent Fees — Class A	1
Payable for Transfer Agent Fees — Class I	—	@
Payable for Transfer Agent Fees — Class C	—	@
Payable for Transfer Agent Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Bank Overdraft	—	@
Other Liabilities	6
Total Liabilities	544
Net Assets	$25,441
Net Assets Consist of:
Paid-in-Capital	$25,685
Distributions in Excess of Net Investment Income	(208)
Accumulated Net Realized Loss	(611)
Unrealized Appreciation (Depreciation) on:
Investments	635
Futures Contracts	(73)
Swap Agreements	5
Foreign Currency Forward Exchange Contracts	8
Foreign Currency Translations	—	@
Net Assets	$25,441

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

AIP Dynamic Alternative Strategies Fund

Statement of Assets and Liabilities (cont'd)	March 31, 2014 (000)
CLASS A:
Net Assets	$3,643
Shares Outstanding (unlimited number of shares authorized, $0.01 par value) (not in 000's)	372,376
Net Asset Value, Redemption Price Per Share	$9.78
Maximum Sales Load	5.50%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$10.35
CLASS C:
Net Assets	$2,809
Shares Outstanding (unlimited number of shares authorized, $0.01 par value) (not in 000's)	288,613
Net Asset Value, Offering and Redemption Price Per Share	$9.73
CLASS I:
Net Assets	$17,750
Shares Outstanding (unlimited number of shares authorized, $0.01 par value) (not in 000's)	1,812,382
Net Asset Value, Offering and Redemption Price Per Share	$9.79
CLASS IS:
Net Assets	$1,239
Shares Outstanding (unlimited number of shares authorized, $0.01 par value) (not in 000's)	126,386
Net Asset Value, Offering and Redemption Price Per Share	$9.80

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

AIP Dynamic Alternative Strategies Fund

Statement of Operations	Period From April 30, 2013^ to March 31, 2014 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$488
Dividends from Security of Affiliated Issuer (Note F)	— @
Total Investment Income	488
Expenses:
Offering Costs	209
Advisory Fees (Note B)	115
Professional Fees	71
Shareholder Reporting Fees	28
Custodian Fees (Note E)	26
Registration Fees	26
Distribution and Shareholder Services Fees — Class A (Note D)	6
Distribution and Shareholder Services Fees — Class C (Note D)	17
Administration Fees (Note C)	18
Transfer Agency Fees — Class A	4
Transfer Agency Fees — Class C	1
Transfer Agency Fees — Class I	1
Transfer Agency Fees — Class IS	1
Pricing Fees	5
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Sub Transfer Agency Fees — Class I	— @
Trustees' Fees and Expenses	1
Other Expenses	3
Total Expenses	534
Expenses Reimbursed by Adviser (Note B)	(136)
Waiver of Advisory Fees (Note B)	(115)
Rebate from Morgan Stanley Affiliate (Note F)	(1)
Net Expenses	282
Net Investment Income	206
Realized Gain (Loss):
Investments Sold	(12)
Capital Gain Distribution Received from Underlying Funds	136
Foreign Currency Transactions	(— @)
Futures Contracts	(750)
Net Realized Loss	(626)
Change in Unrealized Appreciation (Depreciation):
Investments	635
Foreign Currency Forward Exchange Contracts	8
Foreign Currency Translations	— @
Futures Contracts	(73)
Swap Agreements	5
Net Change in Unrealized Appreciation (Depreciation)	575
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(51)
Net Increase in Net Assets Resulting from Operations	$155

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

AIP Dynamic Alternative Strategies Fund

Statement of Changes in Net Assets	Period From April 30, 2013^ to March 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$206
Net Realized Loss	(626)
Net Change in Unrealized Appreciation (Depreciation)	575
Net Increase in Net Assets Resulting from Operations	155
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(43)
Paid-in-Capital	(16)
Class C:
Net Investment Income	(29)
Paid-in-Capital	(14)
Class I:
Net Investment Income	(320)
Paid-in-Capital	(110)
Class IS:
Net Investment Income	(7)
Paid-in-Capital	(3)
Total Distributions	(542)
Capital Share Transactions:(1)
Class A:
Subscribed	3,871
Distributions Reinvested	57
Redeemed	(236)
Class C:
Subscribed	2,881
Distributions Reinvested	41
Redeemed	(92)
Class I:
Subscribed	36,606
Distributions Reinvested	232
Redeemed	(18,785)
Class IS:
Subscribed	1,842
Distributions Reinvested	8
Redeemed	(597)
Net Increase in Net Assets Resulting from Capital Share Transactions	25,828
Total Increase in Net Assets	25,441
Net Assets:
Beginning of Period	—
End of Period (Including Distributions in Excess of Net Investment Income of $(208))	$25,441
(1) Capital Share Transactions:
Class A:
Shares Subscribed	390
Shares Issued on Distributions Reinvested	6
Shares Redeemed	(24)
Net Increase in Class A Shares Outstanding	372
Class C:
Shares Subscribed	294
Shares Issued on Distributions Reinvested	4
Shares Redeemed	(9)
Net Increase in Class C Shares Outstanding	289
Class I:
Shares Subscribed	3,701
Shares Issued on Distributions Reinvested	23
Shares Redeemed	(1,912)
Net Increase in Class I Shares Outstanding	1,812
Class IS:
Shares Subscribed	185
Shares Issued on Distributions Reinvested	1
Shares Redeemed	(60)
Net Increase in Class IS Shares Outstanding	126

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

Financial Highlights

AIP Dynamic Alternative Strategies Fund

	Class A
Selected Per Share Data and Ratios	Period From April 30, 2013^ to March 31, 2014
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.06
Net Realized and Unrealized Loss	(0.09)
Total from Investment Operations	(0.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)
Paid-in-Capital	(0.05)
Total Distributions	(0.19)
Net Asset Value, End of Period	$9.78
Total Return++	(0.32	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,643
Ratio of Expenses to Average Net Assets (1)	1.50	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.69	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	183	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.72	%*
Net Investment Loss to Average Net Assets	(0.53	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

Financial Highlights

AIP Dynamic Alternative Strategies Fund

	Class C
Selected Per Share Data and Ratios	Period From April 30, 2013^ to March 31, 2014
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Loss	(0.12)
Total from Investment Operations	(0.11)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)
Paid-in-Capital	(0.05)
Total Distributions	(0.16)
Net Asset Value, End of Period	$9.73
Total Return++	(1.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,809
Ratio of Expenses to Average Net Assets (1)	2.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.09	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	183	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.39	%*
Net Investment Loss to Average Net Assets	(1.05	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

Financial Highlights

AIP Dynamic Alternative Strategies Fund

	Class I
Selected Per Share Data and Ratios	Period From April 30, 2013^ to March 31, 2014
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.09
Net Realized and Unrealized Loss	(0.10)
Total from Investment Operations	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)
Paid-in-Capital	(0.05)
Total Distributions	(0.20)
Net Asset Value, End of Period	$9.79
Total Return++	(0.07	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,750
Ratio of Expenses to Average Net Assets (1)	1.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.05	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	183	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.27	%*
Net Investment Loss to Average Net Assets	(0.07	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

Financial Highlights

AIP Dynamic Alternative Strategies Fund

	Class IS
Selected Per Share Data and Ratios	Period From April 30, 2013^ to March 31, 2014
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.06
Net Realized and Unrealized Loss	(0.06)
Total from Investment Operations	0.00	‡
Distributions from and/or in Excess of:
Net Investment Income	(0.15)
Paid-in-Capital	(0.05)
Total Distributions	(0.20)
Net Asset Value, End of Period	$9.80
Total Return++	0.03	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,239
Ratio of Expenses to Average Net Assets (1)	1.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.71	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	183	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.47	%*
Net Investment Loss to Average Net Assets	(0.61	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

AIP Series Trust

Annual Report — March 31, 2014

Notes to Financial Statements

AIP Dynamic Alternative Strategies Fund (the "Fund") was organized as a separate non-diversified Fund of the AIP Series Trust, a Delaware statutory trust, which was registered under the Investment Company Act and Securities Act of 1933, as an open-end management investment company and commenced operations on April 30, 2013.

The Fund, under normal market conditions, seeks to achieve its investment objective of long-term capital appreciation with an emphasis on absolute returns and controlling downside risk by allocating the Fund's investments to (i) non-traditional asset classes; (ii) alternative mutual fund strategies; and (iii) Morgan Stanley AIP GP LP's (the "Adviser") proprietary hedge fund replication strategy. The Fund will gain exposure to alternative mutual fund strategies and non-traditional asset classes by investing in funds advised by unaffiliated investment advisers and, to a lesser extent, the Adviser or its affiliates (the "Underlying Funds"). The Fund will invest directly in securities and derivatives to effect the Adviser's proprietary hedge fund replication strategy. The Fund offers four classes of shares — Class A, Class C, Class I and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exchange ("NYSE") on valuation date; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Trustees determine such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined in good faith under procedures adopted by the Trustees.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions,

AIP Series Trust

Annual Report — March 31, 2014

Notes to Financial Statements (cont'd)

market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2014.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$77	$—	$—	$77
Auto Components	56	—	—	56
Automobiles	114	—	—	114
Banks	415	—	—	415
Beverages	56	—	—	56
Capital Markets	1,267	—	—	1,267
Chemicals	109	—	—	109
Commercial Services & Supplies	21	—	—	21
Communications Equipment	120	—	—	120
Diversified Consumer Services	188	—	—	188
Diversified Financial Services	37	—	—	37
Diversified Telecommunication Services	419	—	—	419
Electric Utilities	335	—	—	335
Energy Equipment & Services	38	—	—	38
Gas Utilities	183	—	—	183
Health Care Equipment & Supplies	64	—	—	64
Health Care Providers & Services	50	—	—	50
Health Care Technology	69	—	—	69
Household Durables	45	—	—	45

AIP Series Trust

Annual Report — March 31, 2014

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$128	$—	$—	$128
Internet & Catalog Retail	235	—	—	235
Internet Software & Services	1,197	—	—	1,197
Machinery	33	—	—	33
Media	312	—	—	312
Metals & Mining	23	—	—	23
Multi-Utilities	369	—	—	369
Oil, Gas & Consumable Fuels	717	—	—	717
Pharmaceuticals	325	—	—	325
Real Estate Investment Trusts (REITs)	191	—	—	191
Real Estate Management & Development	34	—	—	34
Road & Rail	38	—	—	38
Semiconductors & Semiconductor Equipment	460	—	—	460
Software	215	—	—	215
Specialty Retail	48	—	—	48
Tech Hardware, Storage & Peripherals	349	—	—	349
Textiles, Apparel & Luxury Goods	238	—	—	238
Thrifts & Mortgage Finance	78	—	—	78
Trading Companies & Distributors	23	—	—	23
Water Utilities	264	—	—	264
Wireless Telecommunication Services	77	—	—	77
Total Common Stocks	9,017	—	—	9,017
Investment Companies/ Mutual Funds	15,932	—	—	15,932
Short-Term Investment
Investment Company	187	—	—	187
Foreign Currency Forward Exchange Contracts	—	10	—	10
Futures Contracts	45	—	—	45
Total Return Swap Agreement	—	5	—	5
Total Assets	25,181	15	—	25,196
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(2)	—	(2)
Futures Contracts	(118)	—	—	(118)
Total Liabilities	(118)	(2)	—	(120)
Total	$25,063	$13	$—	$25,076

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 31, 2014, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency

AIP Series Trust

Annual Report — March 31, 2014

Notes to Financial Statements (cont'd)

translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event

AIP Series Trust

Annual Report — March 31, 2014

Notes to Financial Statements (cont'd)

of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Swaps: The Fund may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how

AIP Series Trust

Annual Report — March 31, 2014

Notes to Financial Statements (cont'd)

and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of March 31, 2014.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$10
Futures Contracts	Variation Margin	Equity Risk	45	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	5
Total			$60
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(2)
Futures Contracts	Variation Margin	Equity Risk	(118	)(a)
Total			$(120)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended March 31, 2014 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$(750)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$8
Equity Risk	Futures Contracts	(73)
Equity Risk	Swap Agreements	5
	Total	$(60)

At March 31, 2014, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$10	$(2)
Swap Agreements	5	—
Total	$15	$(2)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreements, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swaps, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to /due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund's net liability, held by the defaulting party, may be delayed or denied.

AIP Series Trust

Annual Report — March 31, 2014

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of March 31, 2014.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$5	$—	$—	$5
State Street Bank and Trust Co.	10	(2)	—	8
Total	$15	$(2)	$—	$13
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$2	$(2)	$—	$0

For the year ended March 31, 2014, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$101,000
Futures Contracts:
Average monthly original value	$3,459,000
Swap Agreements:
Average monthly notional amount	$42,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to the Fund. Expenses which cannot be directly attributed are apportioned based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at an annual rate of 0.52% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual operating expenses, excluding acquired fund fees and expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.25% for Class I shares and 1.15% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended March 31, 2014, approximately $115,000 of advisory fees were waived and approximately $136,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: Morgan Stanley Investment Management Inc. ("MSIM Inc."), a wholly-owned subsidiary of Morgan Stanley, serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State

AIP Series Trust

Annual Report — March 31, 2014

Notes to Financial Statements (cont'd)

Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, serves as the Fund's Distributor of the Fund's shares pursuant to a Distribution Agreement. The Fund has adopted a Plan of Distribution (the "Plan") with respect to Class A and Class C shares pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A and 1.00% of the Fund's average daily net assets attributable to Class C shares, of which 0.75% is a distribution fee.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent was Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Fund paid Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Fund. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended March 31, 2014, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $65,192,000 and $40,921,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended March 31, 2014.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by MSIM Inc. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended March 31, 2014, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended March 31, 2014 is as follows:

Value April 30, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value March 31, 2014 (000)
—	$27,863	$27,676	$—	@	$187

@ Amount is less than $500.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

AIP Series Trust

Annual Report — March 31, 2014

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2014 was as follows:

2014 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)
$399	$143

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap income reclass, market discount and capital gain and return of capital distributions from real estate investment trusts and business development companies, resulted in the following reclassifications among the components of net assets at March 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(15)	$15	—

At March 31, 2014, the Fund had no distributable earnings on a tax basis.

At March 31, 2014, the aggregate cost for Federal income tax purposes is approximately $24,761,000. The aggregate gross unrealized appreciation is approximately $694,000 and the aggregate gross unrealized depreciation is approximately $319,000 resulting in net unrealized appreciation of approximately $375,000.

At March 31, 2014, the Fund had available for Federal income tax purposes unused short term and long term capital losses of approximately $59,000 and $364,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other (unaudited): At March 31, 2014, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 16% for Class A shares.

J. Accounting Pronouncement: In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

AIP Series Trust

Annual Report — March 31, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIP Series Trust and Shareholders of
AIP Dynamic Alternative Strategies Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AIP Dynamic Alternative Strategies Fund (the "Fund") (the fund constituting AIP Series Trust) as of March 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period from April 30, 2013 (commencement of operations) to March 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIP Dynamic Alternative Strategies Fund (the fund constituting AIP Series Trust) at March 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 30, 2013 (commencement of operations) to March 31, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 21, 2014

AIP Series Trust

Annual Report — March 31, 2014

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2014. For corporate shareholders 30.11% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended March 31, 2014. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $545,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

AIP Series Trust

Annual Report — March 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

• We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

AIP Series Trust

Annual Report — March 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

AIP Series Trust

Annual Report — March 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

AIP Series Trust

Annual Report — March 31, 2014

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board ; Chairman, J Street Cup Golf Charity, Trustee Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC( retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006- September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991- July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Director and member of the Hillsdale College Board of Trustees
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

AIP Series Trust

Annual Report — March 31, 2014

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (71) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

AIP Series Trust

Annual Report — March 31, 2014

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP, "the Adviser").

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

AIP Series Trust

Annual Report — March 31, 2014

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser; Head of product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) for MSIM''s Long Only Business.

Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

AIP Series Trust

Annual Report — March 31, 2014

Adviser

Morgan Stanley AIP GP LP
522 Fifth Avenue
New York, New York 10036

Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the AIP Dynamic Alternative Strategies Fund which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley AIP GP LP
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

DASFANN
920044 Exp. 05.31.15

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$30,000		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,765	(3)	$7,241,197	(4)
All Other Fees	$			$280,341	(5)
Total Non-Audit Fees		$3,765		$7,521,538

Total		$33,765		$7,521,538

2013

	Registrant		Covered Entities(1)
Audit Fees	$		N/A

Non-Audit Fees
Audit-Related Fees		$(2)		$(2)
Tax Fees		$(3)		$(4)
All Other Fees	$			$(5)
Total Non-Audit Fees	$		$

Total	$		$

N/A- Not applicable, as not required by Item 4.

(1)       Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)       Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)       Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)       Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)       All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Alternative Investment Partners

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
May 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H, Gernon
John H. Gernon
Principal Executive Officer
May 20, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 20, 2014